UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 7, 2011

WORKSTREAM INC.

(Exact Name of Registrant as Specified in Charter)

CANADA	001-15503	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 N. KELLER ROAD, SUITE 500, MAITLAND, FL 32751

(Address of Principal Executive Offices) (Zip Code)

(407) 475-5500

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

On February 7, 2011, Workstream Inc. (the “Company”) completed a private placement sale (the “Private Placement”) of 27,375,000 common shares to certain accredited investors (the “Investors”) pursuant to the terms of a Subscription Agreement (each a “Subscription Agreement”) with each Investor.  The aggregate proceeds from the Private Placement were $438,000.  The Company intends to use the proceeds from the Private Placement for working capital.  The common shares were offered and sold pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933.

A form of the Subscription Agreement used in the Private Placement is attached as Exhibit 10.1 to this Current Report on Form 8-K.  The foregoing summary of the terms of the Private Placement and the Subscription Agreement is qualified in its entirety by reference to the Subscription Agreement.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Subscription Agreement

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSTREAM INC.

Dated: February 11, 2011	By:	/s/ John Long
Name: John Long Title: Chief Executive Officer